UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2010

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2010, Kansas City Southern ("KCS") and its wholly owned subsidiary, The Kansas City Southern Railway Company ("KCSR"), entered in an Second Amendment ("Amendment No. 2") to KCSR's Amended and Restated Credit Agreement dated April 28, 2006, as amended by Amendment No. 1 dated as of May 31, 2007 (as amended, the "Existing Credit Agreement") with The Bank of Nova Scotia, as administrative and collateral agent for the lenders party thereto, Morgan Stanley Senior Funding, Inc, and Harris N.A., as co-syndication agents, LaSalle Bank National Association and Bank of Tokyo-Mitsubishi UFJ Trust Company, as co-documentation agents, and Scotia Capital as lead arranger and bookrunner.

Amendment No. 2 extends the maturity of the revolving credit facility of the Existing Credit Agreement from April 28, 2011 to April 28, 2013. In consideration for this change, the parties have agreed to increase the Applicable Margin (as defined in Amendment No. 2) in respect of the revolving and swing line credit facilities. In addition, Amendment No. 2 modifies certain covenants of the Existing Credit Agreement to permit the incurrence of certain indebtedness and the creation of liens related to such indebtedness, as well as certain prepayments of existing unsecured debt. Amendment No. 2 also provides for certain conforming revisions to the definitions and other terms set forth in the Existing Credit Agreement.

Except as amended and supplemented by Amendment No. 2, all terms of the Existing Credit Agreement remain in full force and effect.

The foregoing discussion is qualified in its entirety by the terms of Amendment No. 2, which is filed herewith as Exhibit 10.1, and hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

Second Amendment, dated March 16, 2010, to the Amended and Restated Credit Agreement, dated April 28, 2006, among KCSR, KCS, the subsidiary guarantors, the lenders party thereto and The Bank of Nova Scotia.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

March 22, 2010	By:	/s/ Paul J. Weyandt

Name: Paul J. Weyandt
Title: Senior Vice President-Finance & Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment, dated March 16, 2010, to the Amended and Restated Credit Agreement, dated April 28, 2006, among KCSR, KCS, the subsidiary guarantors, the lenders party thereto and The Bank of Nova Scotia.